Exhibit 99.1

Tissue Products for Emergency Preparedness Symposium – May 2015 OASH Office of the Assistant Secretary for Health Experience with an Autologous Bilayered Engineered Skin Replacement Richard J. Kagan, MD, FACS Chief of Staff, Emeritus Shriners Hospitals for Children, Cincinnati Consultant, Lonza, Inc. 1

# Operative Strategy for the Closure of Full-thickness Burns


Small
< 20% TBSA
Medium
20-35% TBSA
Excise
(1-2 stages)
Skin Autograft
(Sheet vs. Mesh)
Large
35-70% TBSA
Extensive
> 70% TBSA
Excise (Multiple stages)
Use Available Autograft
Cover Remaining Wound
With Allograft and/or Integra
Thin Skin Autografts and/or
Cultured Skin Substitutes

Tissue Products for Emergency Preparedness Symposium – May 2015 Important Considerations in Selecting a Skin Substitute or Skin Replacement • Permanency • Rate of engraftment • Need for reapplications • Cost-effectiveness 3

Cost of Common Skin Substitutes/Replacements Product Permanency Cost/100 cm2 Biobrane® No $ 100 Allograft No/Yes $ 160 Alloderm® Yes $ 912 Integra® Yes $1,368 Epicel® Yes $2,440 Apligraf® No $2,310 Permaderm® (ESS) Yes $3,200*

Tissue Products for Emergency Preparedness Symposium – May 2015 Options for Permanent Wound Closure • Autologous skin grafts • Engineered skin component grafts – Acellular dermal replacements – Tissue-cultured autologous bilayered skin grafts – Tissue-cultured autologous epithelial skin grafts – Tissue-cultured allogeneic/xenogeneic skin grafts 5

Tissue Products for Emergency Preparedness Symposium ¡V May 2015 Engineered Skin Substitute (Replacement) ¡E Composition: bilayered human skin containing autologous epidermal keratinocytes & dermal fibroblasts ¡E Approved investigational uses „« Extensive full-thickness burns „« Burn reconstruction „« Congenital hairy nevus syndrome 6

Tissue Products for Emergency Preparedness Symposium – May 2015

e
d
0.1 mm





## Engineered Skin Substitutes

- biopolymer (collagen sponge)
- partially stratified epithelium (e) attached to a dermal substitute (d), avascular, no appendages, 0.3-0.5 mm thick
- ~ 30 or 120 $cm^2$ in area

*Tissue Products for Emergency Preparedness Symposium – May 2015*
8

Tissue Products for Emergency Preparedness Symposium – May 2015 9 Removal of silastic Graft bed prepared Operative Procedures • Integra had: - silastic removed - irrigation with nutrients and antimicrobials • Graft bed had: - vascularized Integra® - no epithelium - low microbial load

Tissue Products for Emergency Preparedness Symposium – May 2015 10 Surgical Methods • ESS - ~ 6 X 6 cm, or 12 X 12 cm - covered with N-Terface™ - attached with staples • Dressings - fine mesh gauze - coarse gauze - irrigated with antimicrobials - stretched Spandex™

Tissue Products for Emergency Preparedness Symposium – May 2015 11 POD 7 POD 28 Clinical Results • POD 7: - wound is closed - lotion and gauze - therapy can begin • POD 28, skin had: - smooth surface - minimal scar - hypopigmentation - compression garments

Tissue Products for Emergency Preparedness Symposium – May 2015 Patient Demographics (n=54) 12 Boyce et al., J Burn Care Res, 2006; J Trauma, 2006.

Tissue Products for Emergency Preparedness Symposium – May 2015 Results Engraftment Closed:donor areas ESS AG % Area Closed at POD 14 0 20 40 60 80 100 120 79.5 95.7 * Closed : Donor Areas at POD 28 0 20 40 60 80 100 * 4 61.5 * , p < 0.01 ESS AG Boyce et al., J Burn Care Res, 2006; J Trauma, 2006.

Tissue Products for Emergency Preparedness Symposium – May 2015 OASH Office of the Assistant Secretary for Health Outcome at ~ 1 Year CSS CSS CSS CSS AG CSS AG

Tissue Products for Emergency Preparedness Symposium – May 2015 Engineered Skin Substitutes Combined with Integra® • skin is soft, smooth & strong • usually no regrafting • pigmentation is deficient AG CSS Boyce et al, JBCR 20:453, 1999.

Tissue Products for Emergency Preparedness Symposium – May 2015 Results: Vancouver Score 16 POD range14-2728-6263-182183-364>364Vancouver Score012345CSSSSAG****, p<0.05

5 months post CSS Congenital Nevus pre-CSS

8 ½ yrs post CSS 13 yrs post CSS

Tissue Products for Emergency Preparedness Symposium – May 2015 FDA Actions • 2006: inspection and numerous citations (Form 483) • 2007: Integrity Hold Letter issued to UC as sponsor 19

Tissue Products for Emergency Preparedness Symposium – May 2015 FDA Actions • 2006: inspection and numerous citations (form 483) • 2007: Integrity Hold Letter issued to UC as sponsor • 2007-2010: 16 subjects enrolled by Compassionate Use permission • 2010: Enrollment closed by UC • 2014: Integrity Hold lifted 20

Tissue Products for Emergency Preparedness Symposium – May 2015 17 year old 81% TBSA full-thickness burns

Tissue Products for Emergency Preparedness Symposium – May 2015 22 Demographic Data of the Patient Population 16 patients enrolled: 2007-2010 15 treated, 1 expired pretreatment This study was performed under an Investigative Device Exemption regulated by the US FDA.

Shriners Hospitals for Children • Shriners Burns Hospital • Cincinnati, Ohio LA50 for Burn Injuries: 1940-2007 0 10 20 30 40 50 60 70 80 90 100 Percent TBSA Burn Associated with a 50% Mortality 1940 1950 1960 1970 1980 1993 2005 Aggressive nutrition Broad spectrum antibiotics Aggressive excision & temporary wound closure Topical antimicrobials Refinement of fluid therapy Specialized Burn Care Centers Penicillin Year Critical Care Engineered skin replacement